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EXHIBIT 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned hereby certify that the Annual Report on Form 10-K/A for the year ended September 24, 2004 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:  November 18, 2005           /s/ Joseph H. Moglia
                                    -------------------------------
                                    Joseph H. Moglia
                                    Chief Executive Officer

Dated:  November 18, 2005           /s/ John R. MacDonald
                                    -------------------------------
                                    John R. MacDonald
                                    Executive Vice President, Chief Financial
                                         Officer, Chief Administrative Officer
                                         and Treasurer